EXHIBIT 99.10


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


------------------------------------------------------------------------------------------------------------------------------------
Generic Strats for the Entire Pool
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------------------------------------------------------------------------------------------------------------------------------------
Range Assumptions                                                                    Prepayment Penalty Length
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         No Pen.          1 yr
------------------------------------------------------------------------------------------------------------------------------------
<  Deal Gross WAC  - 100 bp                                       < Deal Gross WAC  - 100 bp                   2.55           0.97
------------------------------------------------------------------------------------------------------------------------------------
Deal Gross WAC  - 100 bp   to   Deal Gross WAC  - 75 bp           > Deal Gross WAC  - 100 bp                   1.28           0.62
------------------------------------------------------------------------------------------------------------------------------------
Deal Gross WAC  - 75.01 bp   to   Deal Gross WAC  - 50 bp          > Deal Gross WAC  - 75 bp                   1.80           0.59
------------------------------------------------------------------------------------------------------------------------------------
Deal Gross WAC  - 50.01 bp  to  Deal Gross WAC  - 25 bp            > Deal Gross WAC  - 50 bp                   1.47           0.65
------------------------------------------------------------------------------------------------------------------------------------
Deal Gross WAC  - 25.01 bp  to  Deal Gross WAC                     > Deal Gross WAC  - 25 bp                   2.04           0.75
------------------------------------------------------------------------------------------------------------------------------------
Deal Gross WAC                                                                Deal Gross WAC                   0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
Deal Gross WAC  to  Deal Gross WAC + 25 bp                          < Deal Gross WAC + 25 bp                   1.53           0.40
------------------------------------------------------------------------------------------------------------------------------------
Deal Gross WAC + 25.01 bp  to  Deal Gross WAC + 50 bp               < Deal Gross WAC + 50 bp                   1.92           0.41
------------------------------------------------------------------------------------------------------------------------------------
Deal Gross WAC + 50.01 bp  to  Deal Gross WAC + 75 bp               < Deal Gross WAC + 75 bp                   1.85           0.39
------------------------------------------------------------------------------------------------------------------------------------
Deal Gross WAC + 75.01 bp  to  Deal Gross WAC + 100 bp             < Deal Gross WAC + 100 bp                   1.50           0.42
------------------------------------------------------------------------------------------------------------------------------------
> Deal Gross WAC + 100 bp                                          > Deal Gross WAC + 100 bp                   5.25           0.93
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Range Assumptions                                                            Prepayment Penalty Length
--------------------------------------------------------------------------------------------------------------------
                                                                      2 yr          3 yr        4 yr        5yr
--------------------------------------------------------------------------------------------------------------------
<  Deal Gross WAC  - 100 bp                                           9.15          5.07        0.00        0.04
--------------------------------------------------------------------------------------------------------------------
Deal Gross WAC  - 100 bp   to   Deal Gross WAC  - 75 bp               3.77          2.22        0.00        0.03
--------------------------------------------------------------------------------------------------------------------
Deal Gross WAC  - 75.01 bp   to   Deal Gross WAC  - 50 bp             4.70          2.69        0.00        0.06
--------------------------------------------------------------------------------------------------------------------
Deal Gross WAC  - 50.01 bp  to  Deal Gross WAC  - 25 bp               4.06          2.82        0.00        0.01
--------------------------------------------------------------------------------------------------------------------
Deal Gross WAC  - 25.01 bp  to  Deal Gross WAC                        4.66          3.28        0.00        0.14
--------------------------------------------------------------------------------------------------------------------
Deal Gross WAC                                                        0.02          0.00        0.00        0.00
--------------------------------------------------------------------------------------------------------------------
Deal Gross WAC  to  Deal Gross WAC + 25 bp                            3.13          1.77        0.00        0.11
--------------------------------------------------------------------------------------------------------------------
Deal Gross WAC + 25.01 bp  to  Deal Gross WAC + 50 bp                 3.34          2.19        0.00        0.10
--------------------------------------------------------------------------------------------------------------------
Deal Gross WAC + 50.01 bp  to  Deal Gross WAC + 75 bp                 3.15          1.68        0.00        0.14
--------------------------------------------------------------------------------------------------------------------
Deal Gross WAC + 75.01 bp  to  Deal Gross WAC + 100 bp                2.77          1.63        0.00        0.16
--------------------------------------------------------------------------------------------------------------------
> Deal Gross WAC + 100 bp                                             5.97          3.61        0.01        0.16
--------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
We would like to see these stratifications separately for Owner Occ & NonOwner Properties


------------------------------------------------------------------------------------------------------------------------------------
NON-ONWER
------------------------------------------------------------------------------------------------------------------------------------
Range Assumptions             <67.5      67.5 - 72.5   72.5 - 77.5   77.5 - 82.5   82.5 - 87.5   87.5 - 92.5   92.5 - 97.5  >97.5
------------------------------------------------------------------------------------------------------------------------------------
                          Original LTV
------------------------------------------------------------------------------------------------------------------------------------
                              <67.5%        <72.5%        <77.5%        <82.5%        <87.5%       <92.5%         <97.5%    >97.5%
------------------------------------------------------------------------------------------------------------------------------------
0 - 100K            < 100K     0.22          0.14          0.16          0.30          0.30          0.06          0.01      0.00
100K - 200K         < 200K     0.32          0.33          0.31          0.56          0.54          0.27          0.00      0.00
200K - 300K         < 300K     0.23          0.15          0.27          0.41          0.30          0.17          0.00      0.00
300K - 400K         < 400K     0.07          0.07          0.07          0.34          0.14          0.10          0.00      0.00
400K - 500K         < 500K     0.06          0.12          0.10          0.06          0.03          0.12          0.00      0.00
500K - 750K         < 750K     0.00          0.00          0.00          0.04          0.00          0.04          0.00      0.00
750K - 1.0MM        < 1.0 MM   0.00          0.00          0.00          0.00          0.00          0.00          0.00      0.00
1.0MM - 1.5MM       < 1.5 MM   0.00          0.00          0.00          0.00          0.00          0.00          0.00      0.00
1.5MM - 2.0MM       < 2 MM     0.00          0.00          0.00          0.00          0.00          0.00          0.00      0.00
>2.0MM              > 2 MM     0.00          0.00          0.00          0.00          0.00          0.00          0.00      0.00
              Loan Balance

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Range Assumptions             <67.5      67.5 - 72.5   72.5 - 77.5   77.5 - 82.5   82.5 - 87.5   87.5 - 92.5   92.5 - 97.5  >97.5
------------------------------------------------------------------------------------------------------------------------------------
                         Original LTV
------------------------------------------------------------------------------------------------------------------------------------
                              <67.5%        <72.5%       <77.5%         <82.5%       <87.5%        <92.5%        <97.5%     >97.5%
------------------------------------------------------------------------------------------------------------------------------------
0 - 100K            < 550      0.15          0.18          0.11          0.02          0.00          0.00          0.00      0.00
100K - 200K         < 575      0.13          0.16          0.08          0.09          0.07          0.01          0.00      0.00
200K - 300K         < 600      0.11          0.10          0.09          0.20          0.11          0.08          0.00      0.00
300K - 400K         < 625      0.03          0.06          0.17          0.26          0.21          0.05          0.01      0.00
400K - 500K         < 650      0.09          0.15          0.16          0.40          0.32          0.09          0.00      0.00
500K - 750K         < 675      0.08          0.08          0.17          0.18          0.26          0.15          0.00      0.00
750K - 1.0MM        < 700      0.11          0.02          0.05          0.25          0.17          0.06          0.00      0.00
1.0MM - 1.5MM       < 725      0.11          0.02          0.03          0.12          0.07          0.10          0.00      0.00
1.5MM - 2.0MM       > 725      0.09          0.03          0.05          0.20          0.08          0.22          0.00      0.00
>2.0MM       Credit Score
------------------------------------------------------------------------------------------------------------------------------------



(TABLE CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
NON-ONWER
------------------------------------------------------------------------------------------------------------------------------------
Range Assumptions         <550    550 - 575   575 - 600    600 - 625    625 - 650    650 - 675    675 - 700    700 - 725     >725
------------------------------------------------------------------------------------------------------------------------------------
                                                              Credit Score
------------------------------------------------------------------------------------------------------------------------------------
                          <550      <575        <600         <625         <650         <675         <700         <725        >725
------------------------------------------------------------------------------------------------------------------------------------
0 - 100K        < 100K     0.16      0.09        0.13         0.16         0.23         0.13         0.10         0.07        0.11
100K - 200K     < 200K     0.21      0.24        0.32         0.24         0.42         0.40         0.18         0.10        0.23
200K - 300K     < 300K     0.05      0.15        0.13         0.21         0.22         0.21         0.22         0.22        0.13
300K - 400K     < 400K     0.04      0.03        0.04         0.12         0.24         0.05         0.10         0.05        0.12
400K - 500K     < 500K     0.00      0.03        0.06         0.06         0.13         0.12         0.03         0.00        0.06
500K - 750K     < 750K     0.00      0.00        0.00         0.00         0.00         0.00         0.04         0.00        0.04
750K - 1.0MM    < 1.0 MM   0.00      0.00        0.00         0.00         0.00         0.00         0.00         0.00        0.00
1.0MM - 1.5MM   < 1.5 MM   0.00      0.00        0.00         0.00         0.00         0.00         0.00         0.00        0.00
1.5MM - 2.0MM   < 2 MM     0.00      0.00        0.00         0.00         0.00         0.00         0.00         0.00        0.00
>2.0MM          > 2 MM     0.00      0.00        0.00         0.00         0.00         0.00         0.00         0.00        0.00
          Loan Balance
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Range Assumptions           <67.5       67.5 - 72.5   72.5 - 77.5    77.5 - 82.5    82.5 - 87.5   87.5 - 92.5  92.5 - 97.5    >97.5
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Original LTV
------------------------------------------------------------------------------------------------------------------------------------
                            <67.5%         <72.5%        <77.5%         <82.5%          <87.5%       <92.5%      <97.5%       >97.5%
------------------------------------------------------------------------------------------------------------------------------------
<550           < 550     121,933.64      119,106.25     95,026.42      97,080.26            0.00          0.00       0.00      0.00
550 - 575      < 575     129,519.82      172,747.57    152,202.79     129,391.03      157,465.99    184,024.52       0.00      0.00
575 - 600      < 600     131,735.39      113,727.35    136,647.97     136,210.62      128,912.44    236,364.37       0.00      0.00
600 - 625      < 625      68,198.06      154,981.56    193,765.47     153,129.97      131,420.55    217,003.50  90,061.50      0.00
625 - 650      < 650     146,465.31      165,436.00    181,260.35     153,374.74      122,996.75    170,642.02       0.00      0.00
650 - 675      < 675     126,252.21      171,950.56    158,727.11     136,888.69      143,142.52    209,495.52       0.00      0.00
675 - 700      < 700     172,762.73      148,593.64    144,251.03     212,037.03      131,691.98    153,323.37       0.00      0.00
700 - 725      < 725     173,867.70      216,267.91    398,706.76     142,849.60      133,781.93    199,150.67       0.00      0.00
> 725          > 725     130,874.60      156,475.31    187,340.59     171,230.23      136,066.26    174,729.70       0.00      0.00
        Credit Score
------------------------------------------------------------------------------------------------------------------------------------



(TABLE CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
NON-ONWER
------------------------------------------------------------------------------------------------------------------------------------
Range Assumptions              <67.5    67.5 - 72.5   72.5 - 77.5  77.5 - 82.5   82.5 - 87.5   87.5 - 92.5   92.5 - 97.5     >97.5
------------------------------------------------------------------------------------------------------------------------------------
Original LTV
------------------------------------------------------------------------------------------------------------------------------------
                               <67.5%     <72.5%        <77.5%      <82.5%        <87.5%         <92.5%         <97.5%       >97.5%
------------------------------------------------------------------------------------------------------------------------------------
0 - 100K           < 100K       620         582           594         643           649            700            601           0
100K - 200K        < 200K       630         584           615         641           647            675              0           0
200K - 300K        < 300K       639         648           636         658           646            691              0           0
300K - 400K        < 400K       594         558           710         667           661            651              0           0
400K - 500K        < 500K       683         627           616         667           675            665              0           0
500K - 750K        < 750K         0           0             0         677             0            756              0           0
750K - 1.0MM     < 1.0 MM         0           0             0           0             0              0              0           0
1.0MM - 1.5MM    < 1.5 MM         0           0             0           0             0              0              0           0
1.5MM - 2.0MM      < 2 MM         0           0             0           0             0              0              0           0
>2.0MM             > 2 MM         0           0             0           0             0              0              0           0
             Loan Balance
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Range Assumptions              <67.5    67.5 - 72.5   72.5 - 77.5  77.5 - 82.5   82.5 - 87.5    87.5 - 92.5    92.5 - 97.5   >97.5
------------------------------------------------------------------------------------------------------------------------------------
Original LTV
------------------------------------------------------------------------------------------------------------------------------------
                               <67.5%     <72.5%        <77.5%       <82.5%        <87.5%         <92.5%         <97.5%      >97.5%
------------------------------------------------------------------------------------------------------------------------------------
<550               < 550        8.46       8.76          8.07         7.55          0.00           0.00           0.00        0.00
550 - 575          < 575        8.15       7.57          7.72         7.63          7.81           8.25           0.00        0.00
575 - 600          < 600        6.91       7.60          7.34         7.79          7.01           7.19           0.00        0.00
600 - 625          < 625        7.66       6.84          6.98         7.11          7.05           6.18           7.85        0.00
625 - 650          < 650        6.59       6.57          7.37         7.06          7.42           7.13           0.00        0.00
650 - 675          < 675        6.65       7.11          6.83         7.14          7.22           7.31           0.00        0.00
675 - 700          < 700        6.43       7.43          6.09         6.77          7.07           7.09           0.00        0.00
700 - 725          < 725        6.26       5.38          7.25         7.04          7.03           6.87           0.00        0.00
> 725              > 725        6.07       7.43          6.34         6.26          7.23           7.06           0.00        0.00
            Credit Score
------------------------------------------------------------------------------------------------------------------------------------



====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
OWNER
------------------------------------------------------------------------------------------------------------------------------------
Range Assumptions               <67.5    67.5 - 72.5   72.5 - 77.5    77.5 - 82.5    82.5 - 87.5  87.5 - 92.5   92.5 - 97.5   >97.5
------------------------------------------------------------------------------------------------------------------------------------
                           Original LTV
------------------------------------------------------------------------------------------------------------------------------------
                                <67.5%      <72.5%        <77.5%        <82.5%         <87.5%       <92.5%        <97.5%      >97.5%
------------------------------------------------------------------------------------------------------------------------------------
0 - 100K           < 100K        1.65        0.77          1.29           3.62           1.47         1.39         0.55         1.20
100K - 200K        < 200K        3.96        2.07          2.98          13.06           5.31         5.06         2.19         0.93
200K - 300K        < 300K        2.25        1.68          2.40           9.02           3.95         4.04         1.72         0.35
300K - 400K        < 400K        0.77        0.45          1.06           4.52           2.19         3.00         1.00         0.21
00K - 500K         < 500K        0.60        0.31          0.70           1.91           1.09         1.14         0.52         0.13
500K - 750K        < 750K        0.07        0.08          0.16           0.42           0.11         0.15         0.00         0.07
750K - 1.0MM     < 1.0 MM        0.00        0.00          0.00           0.00           0.00         0.00         0.00         0.00
1.0MM - 1.5MM    < 1.5 MM        0.00        0.00          0.00           0.00           0.00         0.00         0.00         0.00
1.5MM - 2.0MM      < 2 MM        0.00        0.00          0.00           0.00           0.00         0.00         0.00         0.00
>2.0MM             > 2 MM        0.00        0.00          0.00           0.00           0.00         0.00         0.00         0.00
             Loan Balance
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Range Assumptions                <67.5    67.5 - 72.5   72.5 - 77.5   77.5 - 82.5    82.5 - 87.5  87.5 - 92.5   92.5 - 97.5   >97.5
------------------------------------------------------------------------------------------------------------------------------------
                            Original LTV
------------------------------------------------------------------------------------------------------------------------------------
                                 <67.5%      <72.5%       <77.5%         <82.5%         <87.5%       <92.5%       <97.5%      >97.5%
------------------------------------------------------------------------------------------------------------------------------------
<550             < 550            2.91        1.97          3.06           5.47           4.22         0.60         0.03        0.00
550 - 575        < 575            1.55        0.91          1.16           2.17           2.87         2.36         1.00        0.00
575 - 600        < 600            1.26        0.60          1.29           3.86           2.16         2.46         1.03        0.17
600 - 625        < 625            1.22        0.54          0.94           4.40           1.55         2.97         1.31        0.38
625 - 650        < 650            0.89        0.70          1.11           6.02           1.45         2.62         1.17        0.67
650 - 675        < 675            0.70        0.33          0.52           4.53           0.72         1.94         0.83        0.70
675 - 700        < 700            0.36        0.10          0.27           2.67           0.56         0.77         0.41        0.50
700 - 725        < 725            0.19        0.06          0.09           1.74           0.28         0.49         0.16        0.21
> 725            > 725            0.24        0.14          0.15           1.70           0.31         0.57         0.06        0.26
          Credit Score
------------------------------------------------------------------------------------------------------------------------------------



(TABLE CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
OWNER
------------------------------------------------------------------------------------------------------------------------------------
Range Assumptions             <550    550 - 575    575 - 600   600 - 625    625 - 650   650 - 675   675 - 700     700 - 725   >725
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Credit Score
------------------------------------------------------------------------------------------------------------------------------------
                              <550       <575         <600       <625         <650        <675       <700         <725        >725
------------------------------------------------------------------------------------------------------------------------------------
0 - 100K            < 100K    3.18       1.75         1.78       1.65         1.53        0.96        0.54         0.26        0.28
100K - 200K         < 200K    8.01       4.98         5.10       4.79         5.01        3.93        1.97         0.83        0.93
200K - 300K         < 300K    4.56       3.21         3.15       3.95         4.04        2.94        1.39         1.19        1.00
300K - 400K         < 400K    1.79       1.45         1.70       1.90         2.44        1.45        0.98         0.73        0.77
400K - 500K         < 500K    0.66       0.60         0.90       0.94         1.18        0.82        0.72         0.21        0.38
500K - 750K         < 750K    0.04       0.04         0.21       0.09         0.43        0.16        0.04         0.00        0.07
750K - 1.0MM      < 1.0 MM    0.00       0.00         0.00       0.00         0.00        0.00        0.00         0.00        0.00
1.0MM - 1.5MM     < 1.5 MM    0.00       0.00         0.00       0.00         0.00        0.00        0.00         0.00        0.00
1.5MM - 2.0MM       < 2 MM    0.00       0.00         0.00       0.00         0.00        0.00        0.00         0.00        0.00
>2.0MM              > 2 MM    0.00       0.00         0.00       0.00         0.00        0.00        0.00         0.00        0.00
              Loan Balance
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Range Assumptions     <67.5      67.5 - 72.5   72.5 - 77.5   77.5 - 82.5    82.5 - 87.5     87.5 - 92.5    92.5 - 97.5     >97.5
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
                      <67.5%        <72.5%        <77.5%       <82.5%         <87.5%          <92.5%         <97.5%        >97.5%
------------------------------------------------------------------------------------------------------------------------------------
<550        < 550   137,013.21    146,126.36    144,102.75    148,148.63     154,602.01      154,035.13     127,230.12         0.00
550 - 575   < 575   157,077.00    168,619.99    148,301.99    150,871.45     155,792.65      150,227.27     159,990.40         0.00
575 - 600   < 600   150,586.93    147,604.73    170,617.33    156,593.24     177,135.35      165,534.58     171,910.12    48,048.63
600 - 625   < 625   147,780.64    166,881.73    175,381.95    166,873.33     182,074.78      186,615.67     173,015.99    79,961.27
625 - 650   < 650   145,192.11    176,653.24    203,273.71    177,647.18     214,842.78      202,149.03     195,402.03    81,484.58
650 - 675   < 675   159,969.85    162,063.59    176,792.41    176,987.81     199,430.67      194,958.48     200,418.26    95,167.14
675 - 700   < 700   156,494.18    188,808.45    195,460.83    180,613.15     218,026.08      213,172.10     188,251.02   133,447.11
700 - 725   < 725   165,217.34    211,173.00    162,958.14    195,531.36     239,840.88      235,667.27     204,353.84   105,716.31
> 725       > 725   141,190.33    164,051.96    240,325.58    205,882.95     282,144.96      227,315.22     150,541.84   124,398.40
     Credit Score
------------------------------------------------------------------------------------------------------------------------------------



(TABLE CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
OWNER
------------------------------------------------------------------------------------------------------------------------------------
Range Assumptions              <67.5    67.5 - 72.5    72.5 - 77.5    77.5 - 82.5   82.5 - 87.5    87.5 - 92.5  92.5 - 97.5   >97.5
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Original LTV
------------------------------------------------------------------------------------------------------------------------------------
                               <67.5%      <72.5%        <77.5%          <82.5%       <87.5%         <92.5%       <97.5%      >97.5%
------------------------------------------------------------------------------------------------------------------------------------
0 - 100K           < 100K        585         571           566             601          569            604          615         649
100K - 200K        < 200K        587         579           575             615          578            611          617         664
200K - 300K        < 300K        599         583           581             627          591            626          620         677
300K - 400K        < 400K        578         577           615             643          596            631          621         673
400K - 500K        < 500K        594         609           598             632          634            646          647         675
500K - 750K        < 750K        598         637           627             643          621            596            0         731
750K - 1.0MM     < 1.0 MM          0           0             0               0            0              0            0           0
1.0MM - 1.5MM    < 1.5 MM          0           0             0               0            0              0            0           0
1.5MM - 2.0MM      < 2 MM          0           0             0               0            0              0            0           0
>2.0MM             > 2 MM          0           0             0               0            0              0            0           0
             Loan Balance
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Range Assumptions
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Original LTV
------------------------------------------------------------------------------------------------------------------------------------
                            <67.5%      <72.5%        <77.5%          <82.5%       <87.5%         <92.5%       <97.5%        >97.5%
------------------------------------------------------------------------------------------------------------------------------------
<550             < 550       7.74        8.06          8.21            7.89         7.86           7.87         7.92          0.00
550 - 575        < 575       6.87        7.16          7.20            7.33         7.55           7.54         8.00          0.00
575 - 600        < 600       6.80        6.70          6.80            6.87         7.28           7.51         7.67          9.46
600 - 625        < 625       6.42        6.65          6.57            6.48         6.84           7.07         7.19          8.55
625 - 650        < 650       6.16        6.31          6.32            6.57         6.51           6.89         6.90          8.34
650 - 675        < 675       6.12        6.39          6.47            6.46         6.56           6.72         6.78          8.25
675 - 700        < 700       5.95        5.92          6.00            6.37         6.27           6.49         6.89          7.81
700 - 725        < 725       6.12        5.86          5.84            6.31         5.98           6.27         6.71          7.87
> 725            > 725       5.67        5.84          6.22            6.32         5.70           6.31         7.30          7.63
------------------------------------------------------------------------------------------------------------------------------------
          Credit Score
------------------------------------------------------------------------------------------------------------------------------------

Top 50 Zipcodes

-----------------------------------------------------------------------------------------------------
                                                                                              Avg
                     % Collateral             Average             Avg Loan                  Credit
Zip Code               Balance                  LTV               Balance                    Score
-----------------------------------------------------------------------------------------------------
92376                    0.31                  80.69             163,127.45                   597
92336                    0.30                  82.82             229,019.64                   604
93550                    0.25                  81.45             132,846.70                   601
92557                    0.23                  82.94             195,057.27                   635
92703                    0.22                  73.55             226,597.17                   640
92656                    0.22                  79.02             345,526.90                   637
92337                    0.22                  81.85             182,483.55                   619
33027                    0.22                  81.79             258,493.35                   614
33186                    0.21                  81.63             171,599.29                   635
90650                    0.21                  79.10             218,660.99                   599
92704                    0.21                  81.04             270,923.89                   605
33025                    0.19                  84.09             145,580.74                   615
94565                    0.19                  83.69             251,426.27                   643
92392                    0.19                  86.04             161,480.32                   606
33177                    0.19                  79.89             135,180.08                   623
2301                     0.19                  77.95             243,228.13                   621
92592                    0.18                  88.79             360,887.11                   654
92057                    0.17                  78.99             275,187.66                   620
33029                    0.17                  79.76             206,032.08                   620
90745                    0.17                  84.08             306,613.23                   617
92562                    0.17                  82.71             239,905.81                   626
33165                    0.16                  82.94             196,231.27                   623
91709                    0.16                  74.99             256,894.34                   578
91342                    0.16                  79.93             252,246.82                   609
92880                    0.16                  80.31             320,211.95                   619
92870                    0.15                  84.08             365,191.75                   590
92691                    0.15                  78.74             363,728.69                   693
33023                    0.15                  81.66             114,536.26                   608
92504                    0.15                  73.15             197,490.49                   601
33414                    0.15                  83.85             217,155.64                   608
92563                    0.15                  78.33             308,904.31                   573
93552                    0.15                  79.19             164,975.20                   579
91744                    0.15                  77.20             194,873.90                   616
96797                    0.15                  83.13             305,377.34                   590
90044                    0.15                  76.46             194,302.00                   605
92879                    0.15                  83.36             266,929.16                   612
33015                    0.15                  84.00             163,835.78                   610
92509                    0.15                  80.99             163,256.80                   625
90043                    0.15                  81.68             234,522.18                   636
94533                    0.15                  81.97             233,463.37                   637
91911                    0.14                  75.49             260,078.10                   658
91706                    0.14                  78.75             207,101.40                   629
95206                    0.14                  82.17             172,065.79                   589
1841                     0.14                  82.47             229,363.55                   652
92804                    0.14                  82.20             294,035.90                   664
91402                    0.14                  77.20             205,563.23                   658
92571                    0.14                  79.79             157,924.42                   586
33055                    0.14                  78.10             119,791.50                   591
33193                    0.14                  79.26             143,751.53                   644
95376                    0.14                  86.30             286,137.57                   607
Other                   91.31                  80.18             159,268.82                   610
-----------------------------------------------------------------------------------------------------
Total:                 100.00                  80.24             162,498.94                   611
-----------------------------------------------------------------------------------------------------